UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

FIRSTHAND TECHNOLOGY VALUE FUND, INC.
(Name of Registrant as Specified In Its Charter)

STAR EQUITY FUND, LP STAR EQUITY FUND GP, LLC STAR VALUE, LLC STAR EQUITY HOLDINGS, INC. STAR INVESTMENT MANAGEMENT, LLC JEFFREY E. EBERWEIN HANNAH M. BIBLE ROBERT G. PEARSE
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 4, 2023

STAR EQUITY FUND, LP

__________________, 2023

Dear Fellow Stockholders:

Star Equity Fund, LP (“Star Equity Fund”, and together with the other participants in this solicitation, “Star Equity,” “we” and “our”) is a significant stockholder of Firsthand Technology Value Fund, Inc., a Maryland corporation (“SVVC” or the “Company”), beneficially owning approximately 6.2% of the shares outstanding. After years of value destruction overseen by SVVC’s incumbent directors, we have concluded that significant change to the Company’s board of directors (the “Board”) is necessary to create value for all stockholders. Therefore, we are nominating and seeking your support for the election of two highly-qualified candidates, Hannah M. Bible and Robert G. Pearse, as directors at the Company’s 2023 annual meeting of stockholders scheduled to be held on ________, 2023, at ________, Pacific Time, in a virtual meeting format only (including any adjournments, postponements, or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The Company has a classified Board that is divided into three classes. The terms of two Class III directors expire at the Annual Meeting. Through the attached proxy statement (the “Proxy Statement”) and enclosed WHITE proxy card, we are soliciting proxies to elect our two director nominees in opposition to the Company’s director nominees. Accordingly, the enclosed WHITE proxy card may only be voted for our director nominees and does not confer voting power with respect to any of the Company’s director nominees. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s director nominees.

We urge you to carefully consider the information contained in the accompanying Proxy Statement and support our efforts by signing, dating and returning the enclosed WHITE proxy card today. The accompanying Proxy Statement and the enclosed WHITE proxy card are first being furnished to stockholders on or about ______, 2023.

If you have already voted for the incumbent management slate, you have the right to change your vote by signing, dating and returning a later dated WHITE proxy card or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact InvestorCom LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ Jeffrey E. Eberwein

Jeffrey E. Eberwein

Star Equity Fund, LP

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Star Equity’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 130

Darien, CT 06820

Stockholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 4, 2023

2023 ANNUAL MEETING OF STOCKHOLDERS
OF
FIRSTHAND TECHNOLOGY VALUE FUND, INC.
_________________________

PROXY STATEMENT
OF
STAR EQUITY FUND, LP
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Star Equity Fund, LP, a Delaware limited partnership (“Star Equity Fund”, and together with its affiliates named herein, “Star Equity,” “we,” or “our”), and the other participants in this solicitation are significant stockholders of Firsthand Technology Value Fund, Inc., a Maryland corporation (“SVVC” or the “Company”), and beneficially own, in the aggregate, 425,000 shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company, or approximately 6.2% of the shares outstanding. After years of value destruction overseen by SVVC’s incumbent directors, we have concluded that significant change to the Company’s board of directors (the “Board”) is necessary to create value for all stockholders. Therefore, we are seeking your support at the Company’s 2023 annual meeting of stockholders scheduled to be held on ________, 2023, at ________, Pacific Time, in a virtual meeting format only (including any and all adjournments, postponements, continuations, or reschedulings thereof, or any other meeting of stockholders held in lieu thereof) (the “Annual Meeting”), for the following:

1.	To elect Star Equity’s two director nominees, Hannah M. Bible and Robert G. Pearse (each a “Star Equity Nominee” and, collectively, the “Star Equity Nominees”), as Class III directors of the Company to serve until the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and until their successors are duly elected and qualified;
2.	The ratification of the appointment of Tait, Weller & Baker LLP (“Tait, Weller & Baker”) as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023; and
3.	A non-binding stockholder proposal to terminate the investment management agreement between Firsthand Technology Value Fund, Inc. and Firsthand Capital Management, Inc.

Stockholders may also transact such other business as may properly come before the Annual Meeting or any adjournment, postponement, or continuation thereof.

This proxy statement (this “Proxy Statement”) and the enclosed WHITE proxy card are first being mailed to stockholders on or about ____________, 2023.

The Company has disclosed that the Annual Meeting will be held in a virtual format only. You will be able to attend the Annual Meeting virtually and vote and submit questions during the virtual Annual Meeting by visiting ___________. Please see the section of this Proxy Statement titled “Attending the Annual Meeting Virtually on the Internet” for additional information.

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Your vote to elect the Star Equity Nominees will have the legal effect of replacing two incumbent directors. If elected, the Star Equity Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to position SVVC to maximize stockholder value. However, the Star Equity Nominees will constitute a minority on the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary. However, we believe the election of the Star Equity Nominees is an important step in the right direction for enhancing long-term value at the Company. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Star Equity Nominees are elected. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

The Company has set the close of business on March 15, 2023 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The address of the principal executive offices of the Company is 150 Almaden Boulevard, Suite 1250, San Jose, California 95113. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were 6,893,056 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

As of the Record Date, Star Equity Fund, a Delaware limited partnership, Star Equity Fund GP, LLC, a Delaware limited liability company (“Star Equity Fund GP”), Star Value, LLC, a Delaware limited liability company (“Star Value”), Star Equity Holdings, Inc., a Delaware corporation (“Star Equity Holdings”), Star Investment Management, LLC, a Connecticut limited liability company (“Star Investment Management”), Jeffrey E. Eberwein and the Star Equity Nominees (each, a “Participant” and, collectively, the “Participants”) collectively beneficially own 425,000 shares of the Company’s Common Stock (the “Star Group Shares”). We intend to vote such shares “FOR” the election of the Star Equity Nominees, “FOR” the ratification of the appointment of Tait, Weller & Baker as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023 and “FOR” approval of a non-binding stockholder proposal requesting that the Board take actions to replace the Company’s current investment advisor.

According to the Company’s proxy statement, you should have received, together with the Company’s proxy statement, the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2022. If you would like another copy of the Annual Report, please write the Company at 150 Almaden Boulevard, Suite 1250 San Jose, CA 95113 or call them at 800.976.8776. According to the Company’s proxy statement, the report will be sent to you without charge. The Company’s reports can be accessed on its website (www.firsthandtvf.com) or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).

Firsthand Capital Management, Inc. (“FCM” or the “Investment Advisor”) externally manages and advises the Company pursuant to its investment management agreement. FCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. FCM’s address is 150 Almaden Boulevard, Suite 1250 San Jose, CA 95113.

THIS SOLICITATION IS BEING MADE BY STAR EQUITY AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

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STAR EQUITY URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD VOTING “FOR” THE ELECTION OF THE STAR EQUITY NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD , YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at

_______________.com

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Star Equity Nominees and in accordance with our recommendations on the other proposal(s) on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Star Equity, c/o InvestorCom LLC (“InvestorCom”), in the enclosed postage-paid envelope today.

•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we recommend that you submit your WHITE proxy card by mail, internet or telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our two Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Star Equity’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 130

Darien, CT 06820

Stockholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	In mid-2019, Star Equity began to research SVVC as a potential investment idea, including studying its financial and operating performance as well as its corporate governance, and Star Equity has continued to monitor the Company since that time.

•	The investment research team at Star Equity has followed BDCs for many years and observed:
1)	SVVC’s large discount to stated NAV
2)	Significant shareholder frustration as evidenced by:
▪	the Company’s 8-K filed on July 6, 2020 disclosing 49% and 36% of votes cast voted “withhold” on the election of Kimun Lee and Kevin Landis, respectively. The Company also disclosed that 70% of votes cast voted “for” Proposal 3: a non-binding stockholder proposal that the board seek and pursue and all measures to enhance stockholder value;
▪	the Company’s 8-K filed May 27, 2021 disclosing 59% of votes cast voted “withhold” on both Greg Burglin and Rodney Yee. The Company also disclosed that 62% of votes cast voted “for” Proposal 3: a binding stockholder proposal to terminate the investment advisory agreements between SVVC and Firsthand Capital Management; and
▪	the Company’s 8-K filed May 26, 2022 disclosing 65% of votes cast voted “withhold” on Nicholas Petredis. The Company also disclosed that 71% of votes cast voted “for” Proposal 3: a binding stockholder proposal to terminate the investment advisory agreements between SVVC and Firsthand Capital Management.

•	In May 2021, Star Equity Fund, LP was launched with the objective of unlocking shareholder value and improving corporate governance at its portfolio companies.

•	On June 1, 2021, Star Equity commenced acquiring shares of Common Stock based upon its view that the shares were deeply undervalued and could appreciate meaningfully if the Company’s corporate governance and financial and operational performance improved.

•	On November 25, 2022, Star Equity filed a Schedule 13D with the SEC disclosing its ownership of approximately 5.1% of the outstanding shares of Common Stock.

•	On November 29, 2022, Jeffrey Eberwein spoke with Phil Mosakowski, Vice President of Business Development at the Company, and discussed the status of the larger positions in the Company’s investment portfolio.

•	On December 6, 2022, Star Equity delivered a letter (the “2023 Nomination Letter”) to the Company in accordance with its organizational documents, nominating Hannah M. Bible and Robert G. Pearse for election to the Board at the Annual Meeting.

•	On December 7, 2022, Star Equity issued a press release announcing its director nominations. In the press release, Star Equity stated that in its opinion a change in Board composition is vital to altering corporate governance practices, improving financial results, and ultimately unlocking stockholder value at SVVC. Star Equity also filed Amendment No. 1 to the Schedule 13D with the SEC announcing the nomination of its highly qualified director nominees and an ownership of approximately 5.1% of the outstanding shares of Common Stock.

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•	On March 16, 2023, Star Equity filed its Amendment No. 2 to the Schedule 13D with the SEC announcing an ownership of approximately 6.2% of the outstanding shares of Common Stock.

•	On March 28, 2023, the Company filed its preliminary proxy statement with the SEC.

•	On April 3, 2023, Jeffrey Eberwein spoke with Phil Mosakowski, Vice President of Business Development at the Company, and discussed the status of the larger positions in the Company’s investment portfolio.

•	On April 4, 2023, Star Equity filed this preliminary proxy statement with the SEC.

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REASONS FOR THE SOLICITATION

Star Equity beneficially owns approximately 6.2% of the Company’s Common Stock, making us the Company’s largest non-affiliated stockholder. SVVC stockholders have long suffered value destruction during the tenure of the Company’s incumbent Board, and we have concluded that significant change to the Board is necessary to create value for all stockholders. Therefore, we have nominated two highly qualified candidates for election to the Board at the Annual Meeting, Hannah Bible, and Robert Pearse. The Star Equity Nominees are committed to acting in the best interest of all stockholders, and we believe that their election is necessary for stockholders to create a culture of accountability at the Company and drive the Board to reestablish credibility with the Company’s stockholders and the market more generally.

SVVC Stockholders Have Experienced Many Years of Poor Performance Under the Watch of the Incumbent Board

The Fund’s unrealized losses on its investment portfolio stood at $103 million at the end of Q4 2022, a staggering 72% decline in value versus the cost basis of these investments. Also, SVVC’s share price has declined approximately 92% over the last 5 years and it currently trades at a 79% discount to the Company’s stated Net Asset Value (“NAV”) of $4.44 per share as of December 31, 2022, which suggests stockholders are highly skepticalof the Company’s stated NAV.

The Company has a long history of underperformance. The Company’s total stockholder returns over the last 3-, 5-, and 10-year periods have significantly underperformed relevant indices. SVVC’s discount to NAV has also increased significantly over time.

Total Stockholder Return
	10-Yr	5-Yr	3-Yr
SVVC(1)(2)	-93.5%	-91.6%	-74.4%

NASDAQ Composite Index(1)(2)	317.8%	81.4%	62.6%
S&P 500 Index(1)(2)	216.9%	69.8%	66.7%
BDC Total Return Index(1)(2)(3)	77.8%	50.6%	117.6%

Source: Bloomberg

(1) 10-, 5-, and 3-year returns as of 3/31/2023.

(2) With dividends reinvested.

(3) MVIS US Business Development Companies Total Return Gross Index.

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 SVVC Maintains a Costly Investment Management Agreement

The Company maintains what we view to be an egregiously anti-stockholder investment management agreement (the “Management Agreement”) with Firsthand Capital Management (“FCM”), under which a 2% management fee is assessed annually on the Company’s gross assets, irrespective of stock price performance. We believe the Management Agreement’s fee structure as well as the Company’s broader relationship with FCM has been a longtime source of value destruction. Other SVVC stockholders have also voted their discontent. At the Company’s 2022 Annual Meeting, over 70% of votes cast voted FOR a stockholder-submitted proposal regarding the termination of the Management Agreement. Although the Company determined that the proposal did not receive the vote required to pass, the vote demonstrated clear stockholder dissatisfaction. Unfortunately, the Board did not take sufficient action to address this stockholder concern.

SVVC’s Poor Corporate Governance and Entrenchment Tactics by the Incumbent Board Insulate the Board and Management from Accountability to Stockholders

The Company maintains several problematic governance practices that serve to entrench the Board and reduce accountability. The Board is classified into three separate classes, meaning its directors are only subject to re-election by stockholders once every three years. In our view, the ability of stockholders to select directors each year is critical to allowing stockholder input on the direction and state of a company and ensuring the best individuals serve on the board. The Board’s classified structure instead insulates the incumbent Board and management from accountability for the Company’s poor performance. Further, the Company does not permit stockholders to amend the Company’s Amended and Restated Bylaws (the “Bylaws”), which is broadly considered to be a material limitation on stockholder rights. Additionally, the Bylaws provide that directors are elected by vote of a majority of outstanding shares in a contested director election like the Annual Meeting, unlike the plurality voting standard used for uncontested director elections. This presents a significant hurdle for stockholder-supported candidates to win election to the Board – we expect that the incumbent directors, even if they receive fewer votes than stockholder-supported candidates, will be deemed by the Company to remain on the Board unless stockholder-supported candidates receive FOR votes from a majority of the shares outstanding. In our view, this Bylaws provision was adopted specifically to frustrate stockholders seeking change to the Board and to further entrench the incumbent directors.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company has a classified Board that is divided into three classes. The directors in each class are elected for staggered terms of three years so that the term of office of one class of directors expires at each annual meeting of stockholders. The terms of two Class III directors expire at the upcoming Annual Meeting. We are seeking your support at the Annual Meeting to elect the two Star Equity Nominees, Hannah M. Bible and Robert G. Pearse, in opposition to the Company’s two Class III director nominees, for terms ending at the 2026 Annual Meeting. Your vote to elect the Star Equity Nominees will have the legal effect of replacing two incumbent directors of the Company with the Star Equity Nominees. If elected, the Star Equity Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value. There is no assurance that any incumbent director will serve as a director if the Star Equity Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

THE STAR EQUITY NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Star Equity Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Star Equity Nominees should serve as directors of the Company are set forth below. This information has been furnished to us by the Star Equity Nominees.

Disinterested Persons
Name, Age, Business Address	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[1] Overseen by Nominee for Director	Other Directorships/Trusteeships Held During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Hannah M. Bible (42) 53 Forest Avenue, Suite 101, Old Greenwich, Connecticut 06870

Chief Legal Officer and Corporate Secretary for Star Equity Holdings, Inc. (“Star Equity Holdings”) (NASDAQ: STRR) (f/k/a Digirad Corporation), a diversified holding company with a private equity strategy, since April 2022

Corporate Secretary for ATRM Holdings, Inc. (NASDAQ: ATRM), a holding company primarily focused on construction manufacturing, from April 2019 to October 2019

VP, Legal for Star Equity Holdings from October 2019 until March 2022 and in various roles for Lone Star Value Management, LLC, an investment manager focused on long-term investing in deeply undervalued public securities, including as In-House Counsel from 2014 to December 2021 and Chief Financial Officer from June 2017 to December 2021

None

Chairwoman of the board of directors of Reliability, Inc. (OTC Pink: RLBY), which provides workforce solutions to its clients consisting primarily of employer of record services, recruiting and staffing, and video and multimedia production, since 2014

Member of the board of directors of a private company, 100 Holdings, Inc., which is a parent company to various SAP solution entities, since July 2022

Over 20 years of combined legal and accounting experience across a variety of industries, as well as her prior public company board experience
Robert G. Pearse (67) 12610 Arroyo De Arguello, Saratoga, California 95070	Managing Partner at Yucatan Rock Ventures, an investment and consulting firm, since 2012	None

AmeriHoldings, Inc. (n/k/a Enveric Biosciences, Inc. (NASDAQ: ENVB)), a specialized SAP® cloud, digital and enterprise solutions company, from 2015 to August 2018

Novation Companies, Inc. (OTC: NOVC), a provider of outsourced health care staffing and related services, from 2015 to April 2018

Significant business development and financial expertise and extensive background in the technology sector as well as his prior public company board experience

1 As referenced in the Company’s proxy statement, the Investment Company Act of 1940 (the “1940 Act”) requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, FCM, and, as a result, the Fund Complex includes the Company and Firsthand Funds (as defined in the Company’s proxy statement), a family of open-end funds registered under the 1940 Act that are managed by FCM.

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Hannah M. Bible, age 43, currently serves as Chief Legal Officer and Corporate Secretary for Star Equity Holdings (NASDAQ: STRR) (f/k/a Digirad Corporation), a diversified holding company with a private equity strategy, since April 2022. She also acted as Corporate Secretary for ATRM Holdings, Inc. (NASDAQ: ATRM), which was a holding company primarily focused on construction manufacturing, from April 2019 to October 2019. Previously, Ms. Bible served as VP, Legal for Star Equity Holdings from October 2019 until March 2022 and in various roles for Lone Star Value Management, LLC, an investment manager focused on long-term investing in deeply undervalued public securities, including as In-House Counsel from 2014 to December 2021 and Chief Financial Officer from June 2017 to December 2021. Prior to that, she served as Director of Finance/CFO at Trinity Church, a religious organization, from 2012 to 2014; Counsel to RRMS Advisors, a company providing advisory and due diligence services to banking and other institutions with high-risk assets, from 2011 to 2013; Senior Advisor to International Consulting Group, Inc., a boutique international strategy consulting firm, from 2009 to 2013; Adjunct Tax Professor at Thomas Jefferson School of Law, a private, non-profit law school, from 2009 to 2012; and diplomatic advisor to the Asian-African Legal Consultative Organization, a permanent observer mission to the United Nations, from 2006 to 2008. Ms. Bible also held various accounting positions with Samaritan’s Purse, a 501(c)(3) organization dedicated to emergency relief and serving the poor worldwide. Ms. Bible currently serves as Chairwoman of the board of directors of Reliability, Inc. (OTC Pink: RLBY), which provides workforce solutions to its clients consisting primarily of employer of record services, recruiting and staffing, and video and multimedia production, since 2014, and previously served as a member of the board of directors of Crossroads Systems Inc. (OTCQX: CRSS), an intellectual property licensing company, from 2016 to May 2017. Since July 2022, Ms. Bible has served on the board of a private company, 100 Holdings, Inc., which is a parent company to various SAP solution entities. Ms. Bible also served on the board of Spatializer Audio Laboratories, Inc. (OTC: SPZR) from April 2014 through its strategic combination with Ameri Holdings, Inc. in May 2015, which was a specialized SAP® cloud, digital and enterprise solutions company. Ms. Bible earned an L.L.M. in Tax from New York University School of Law, a J.D. with honors from St. Thomas University School of Law, and a B.B.A. in Accounting from Middle Tennessee State University.

The Nominating Stockholder believes that Ms. Bible’s over 20 years of combined legal and accounting experience across a variety of industries, as well as her prior public company board experience, makes her well-qualified to join the Board.

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Robert G. Pearse, age 62, currently serves as a Managing Partner at Yucatan Rock Ventures, an investment and consulting firm, since 2012. Previously, Mr. Pearse served as Vice President of Strategy and Market Development for NetApp, Inc. (NASDAQ: NTAP), a publicly-traded computer storage and data management company, from 2005 to 2012; in various leadership positions at Hewlett-Packard Company (n/k/a HP Inc. (NYSE: HPQ)), a leading global provider of personal computing and other access devices, imaging and printing products, and related technologies, solutions and services, from 1987 to 2004, including as Vice President of Strategy and Corporate Development from 2001 to 2004; and as Engagement Manager at PricewaterhouseCoopers LLP, a multinational professional services network of firms, from 1985 to 1986. Mr. Pearse previously served as a member of the board of directors of AmeriHoldings, Inc. (n/k/a Enveric Biosciences, Inc. (NASDAQ: ENVB)), a specialized SAP® cloud, digital and enterprise solutions company, from 2015 to August 2018; Novation Companies, Inc. (OTC: NOVC), a provider of outsourced health care staffing and related services, from 2015 to April 2018; Crossroads Systems Inc. (OTCQX: CRSS), an intellectual property licensing company, from 2013 to October 2017, including as Chairman of the Board from 2016 to October 2017; and Aviat Networks, Inc. (NASDAQ: AVNW), a global supplier of microwave networking solutions, from 2015 to 2016. Mr. Pearse earned an M.B.A. in Finance and Strategy from the Stanford Graduate School of Business and a B.S. in Mechanical Engineering from the Georgia Institute of Technology.

The Nominating Stockholder believes that Mr. Pearse’s business development, financial expertise and his extensive background in the technology sector, as well as his prior public company board service will make him a valuable addition to the Board.

As of the date hereof, no Star Equity Nominee (i) has any position with the Company, (ii) oversees any portfolios in the Company’s Fund Complex (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or (iii) is the beneficial owner of any equity securities of the Company or any registered investment companies to be overseen by the Star Equity Nominee within the same Family of Investment Companies (as defined in the Exchange Act) as the Company. Further, as of the date hereof, none of the Star Equity Nominees nor any Immediate Family Member (as defined in Item 22(a)(1)(vii) of Schedule 14A) of any Star Equity Nominee owns beneficially or of record any equity securities in the Company or in any company related to SVVC or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of SVVC.

Each of the Star Equity Nominees is a citizen of the United States of America.

The principal business address of Ms. Bible is 53 Forest Avenue, Suite 101, Old Greenwich, Connecticut 06870. The principal business address of Mr. Pearse is 12610 Arroyo De Arguello, Saratoga, California 95070.

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The principal occupation of Ms. Bible is serving as Chief Legal Officer of Star Equity Holdings. The principal occupation of Mr. Pearse is serving as Managing Partner at Yucatan Rock Ventures.

As of the date hereof, none of the Star Equity Nominees owns beneficially or of record any securities of the Company and none of the Star Equity Nominees has entered into any transactions in the securities of the Company during the past two years.

Each of the Star Equity Nominees may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 425,000 shares of Common Stock beneficially owned in the aggregate by all of the Participants. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I. Each Participant disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own.

Ms. Bible serves as Chief Legal Officer of Star Equity Holdings and, as such, has received and is entitled to receive compensation from Star Equity Holdings and certain of its affiliated funds, consisting of salary, bonus, and typical benefits. For the avoidance of doubt, Ms. Bible receives such compensation in connection with her status as an employee of Star Equity Holdings and not in connection with her service as a Star Equity Nominee.

Mr. Pearse has granted Jeffrey E. Eberwein and Ms. Bible powers of attorney to execute certain SEC filings and other documents in connection with the solicitation of proxies at the Annual Meeting.

Star Equity Fund has signed separate letter agreements (the “Indemnification Agreements”) with each of the Star Equity Nominees pursuant to which it and certain of its affiliates have agreed to indemnify such Star Equity Nominees against certain claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Star Equity Nominees in their capacities as directors of the Company, if so elected.

On December 5, 2022, the Participants entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, the parties agreed (a) to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, if applicable, (b) to solicit proxies for the election of the Star Equity Nominees at the Annual Meeting, (c) that the Star Equity Nominees would not execute any transactions in securities of the Company without the prior written consent of Star Equity Fund, and (d) that Star Equity Fund would bear all expenses incurred in connection with the Participants’ activities, including approved expenses incurred by any of the parties in connection with the solicitation, subject to certain limitations.

Star Equity believes that each Star Equity Nominee presently is, and if elected as a director of the Company, each of the Star Equity Nominees would qualify as an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Star Equity acknowledges that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, Star Equity acknowledges that if any Star Equity Nominee is elected, the determination of the Star Equity Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Star Equity Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

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Other than as stated herein, there are no arrangements or understandings between or among any of the Participants or any other person or persons pursuant to which the nomination of the Star Equity Nominees described herein is to be made, other than the consent of each of the Star Equity Nominees to be named as a nominee of Star Equity Fund in any proxy statement relating to the Annual Meeting and serving as a director of the Company, if elected as such at the Annual Meeting. Neither of the Star Equity Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Company, any parent or subsidiary of the Company, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Company, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company, or affiliated person of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company or the Company’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Company, the Company’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (x) during the last five years, no Star Equity Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Company other than the nominee agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant or any of his, her or its associates was a party to, or had a direct or indirect material interest in, any transaction or series of similar transactions since the beginning of the Company’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: the Company, an Officer of the Company, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Company, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Company; an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; or an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; (xii) during the past two completed fiscal years of the Company, no Participant has any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in (xi), including: (a) payments for property or services to or from any person specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22; (b) provision of legal services to any person specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22; (c) provision of investment banking services to any person specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22, other than as a participating underwriter in a syndicate; and (d) any consulting or other relationship that is substantially similar in nature and scope to the relationships listed in paragraphs (b)(9)(i) through (b)(9)(iii) of Item 22; (xiii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Company; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person; or (d) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; (xiv) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xv) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xvi) there are no material pending legal proceedings to which any Star Equity Nominee or any of his, her or its associates is a party adverse to the Company or, to the best of Star Equity’s knowledge after reasonable investigation, any affiliated person of the Company, nor does any Star Equity Nominee have a material interest in such proceedings that is adverse to the Company or, to the best of the Star Equity’s knowledge after reasonable investigation, any affiliated person of the Company; (xvii) no Participant or Immediate Family Member of a Participant, has, during the past five years, any director or indirect interest, the value of which exceeds $120,000, in an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; (xviii) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors of a company where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors; and (xix) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

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We do not expect that any of the Star Equity Nominees will be unable to stand for election, but in the event any Star Equity Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Star Equity Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

According to the Company’s proxy statement, the election of any director candidate requires the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting, and abstentions and broker non-votes will not be counted as votes cast and will have the effect of a vote against the election of any director candidate.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE STAR EQUITY NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Board and the Board’s Audit Committee, including all of the Company’s independent directors, have appointed Tait, Weller & Baker as the independent registered public accounting firm for the Company for the year ending December 31, 2023, and are submitting the appointment of Tait, Weller & Baker to the stockholders for ratification.

According to the Company’s proxy statement, the ratification of the appointment of Tait, Weller & Baker as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF TAIT, WELLER & BAKER AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2023, AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL 3

NON-BINDING STOCKHOLDER PROPOSAL

As discussed in further detail in the Company’s proxy statement, a stockholder, Donald R. Chambers, submitted the following proposal for inclusion in the Company’s proxy materials. If the stockholder, or a representative of the stockholder who is qualified under state law, is present and properly submits the proposal for a vote at the Annual Meeting, then the proposal will be voted on at the Annual Meeting.

Donald R. Chambers, 3012 Orourke Road, The Villages, FL 32163, beneficial owner of approximately 115,500 shares of SVVC, submits the following non-binding proposal for consideration at the Annual Meeting (or the next stockholder meeting if any stockholder meeting is held prior to the next annual meeting of stockholders):

“RESOLVED: That the stockholders of SVVC hereby request that the Board of Directors take actions to replace the current investment advisor of Firsthand Technology Value Fund, Inc.”

According to the Company’s proxy statement, the non-binding stockholder proposal requesting that the Board take action to replace the current investment advisor of the Company requires approval of the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal.

WE RECOMMEND THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. According to the Company’s proxy statement, each share of Common Stock has one vote on each proposal at the Annual Meeting.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the Star Equity Nominees to the Board, “FOR” the ratification of the appointment of Tait, Weller & Baker as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023, “FOR” the non-binding stockholder proposal, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

The Company has a classified Board, which is currently divided into three classes. We believe the terms of two Class III directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect the two Star Equity Nominees in opposition to the Company’s two director nominees for election to the Board as Class III directors, whose terms expire at the 2026 Annual Meeting. Accordingly, the enclosed WHITE proxy card may only be voted for the Star Equity Nominees and does not confer voting power with respect to any of the Company’s director nominees. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications, and other information concerning the Company’s nominees. In the event that some of the Star Equity Nominees are elected, there can be no assurance that the Company nominee(s) who get the most votes and are elected to the Board will choose to serve on the Board with the Star Equity Nominees who are elected.

ATTENDING THE ANNUAL MEETING VIRTUALLY ON THE INTERNET

According to the Company’s proxy statement, to provide all of the Company’s stockholders across the United States and abroad an opportunity to participate in the Annual Meeting, the Annual Meeting will be held in a virtual meeting format only. You will be able to attend the Annual Meeting virtually and vote and submit questions during the Annual Meeting by visiting _______.

If you are a record stockholder, you do not need to register to attend the Annual Meeting. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting _______. You also will be able to vote your shares electronically as part of the Annual Meeting webcast. Please follow the instructions on the proxy card that you have received. To participate in the Annual Meeting, you will need to review the information included on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting by remote communication via webcast, you must submit a legal proxy from your broker or nominee as proof of your power to authorize your vote. Obtaining a legal proxy from your broker or nominee may take several days. Requests for registration must be labeled as “Legal Proxy” and should be received by USProxyServices@georgeson.com via email using the instructions below by no later than 5:00 PM, Eastern Time, on ___________, 2023 to ensure ample time to provide your confirmation of registration to be admitted to the meeting.

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You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to the following: USProxyServices@georgeson.com. Please provide your full name and address and include “Firsthand Technology Value Fund” in the subject line. Georgeson will then email you the instructions for voting during the Annual Meeting after verifying your eligibility to vote on the matters to be presented at the Annual Meeting.

To submit a valid legal proxy by email, forward the email from your broker or attach an image of your legal proxy, to ____________. The Annual Meeting will convene at ______, Pacific Time, on _________, 2023. We encourage you to access the Annual Meeting prior to the start time leaving ample time for the check-in process. Please follow the registration instructions as outlined in this proxy statement.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting under the Bylaws and Delaware law. According to the Company’s proxy statement, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum for the purposes of the Annual Meeting

Abstentions and withhold votes are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a stockholder of record, you must deliver your vote by mail or attend the Annual Meeting virtually and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via the WHITE proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on the proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors – According to the Company’s proxy statement, the election of any director candidate requires the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have the effect of a vote against the election of any director candidate.

Ratification of the Appointment of Accounting Firm – According to the Company’s proxy statement, the ratification of the appointment of Tait, Weller & Baker as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

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Non-binding Stockholder Proposal – According to the Company’s proxy statement, the non-binding stockholder proposal requesting that the Board take action to replace the current investment advisor of the Company requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

Under applicable Maryland law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Star Equity’s recommendations specified herein and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to the completion of voting at the Annual Meeting by attending the Annual Meeting and voting virtually (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. The latest dated proxy is the only one that will be counted. The revocation may be delivered either to Star Equity in care of InvestorCom at the address set forth on the back cover of this Proxy Statement or to the Company at 150 Almaden Boulevard, Suite 1250, San Jose, California 95113 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Star Equity in care of InvestorCom at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, InvestorCom may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Star Equity Nominees.

IF YOU WISH TO VOTE FOR THE STAR EQUITY NOMINEES, PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Star Equity. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of Star Equity (as applicable), none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Star Equity Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as nominees.

Star Equity has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $_____, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Star Equity has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Star Equity will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that InvestorCom will employ approximately ___ persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Star Equity. Costs of this solicitation of proxies are currently estimated to be approximately $___________ (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Star Equity estimates that through the date hereof its expenses in connection with this solicitation are approximately $___________. To the extent legally permissible, if Star Equity is successful in its proxy solicitation, Star Equity intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Star Equity does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Participants in the solicitation are anticipated to be Star Equity Fund, Star Equity Fund GP, Star Value, Star Equity Holdings, Star Investment Management, Jeffrey E. Eberwein and the Star Equity Nominees.

The principal business of Star Equity Fund is investing in securities. The principal business of Star Equity Fund GP is serving as the general partner of Star Equity Fund. The principal business of Star Value is serving as the sole member of Star Equity Fund GP. The principal business of Star Equity Holdings is serving as the parent company of Star Equity Fund and its other operating businesses. The principal business of Star Investment Management is serving as the investment manager of Star Equity Fund. The principal occupation of Mr. Eberwein is serving as Chief Executive Officer of Hudson Global Inc. and Executive Chairman of Star Equity Holdings. The principal occupations of the Star Equity Nominees are as set forth elsewhere in this Proxy Statement.

The principal business address of each of Star Equity Fund, Star Equity Fund GP, Star Value, Star Equity Holdings, Star Investment Management and Mr. Eberwein is 53 Forest Ave., Suite 101, Old Greenwich Connecticut, 06870.

Mr. Eberwein is a citizen of the United States of America.

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As of the date of this Proxy Statement, Star Equity Fund beneficially owns directly 425,000 shares of Common Stock, of which 1,000 shares are held in record name by Star Equity Fund. Star Equity Fund GP, as the general partner of Star Equity Fund, may be deemed to beneficially own the 425,000 shares of Common Stock owned directly by Star Equity Fund. Star Value, as the sole member of Star Equity Fund GP, may be deemed to beneficially own the 425,000 shares of Common Stock owned directly by Star Equity Fund. Star Equity Holdings, as the parent company of Star Equity Fund, may be deemed to beneficially own the 425,000 shares of Common Stock owned directly by Star Equity Fund. Star Investment Management, as the investment manager of Star Equity Fund, may be deemed to beneficially own the 425,000 shares of Common Stock owned directly by Star Equity Fund. Mr. Eberwein, as the Portfolio Manager of Star Equity Fund, may be deemed to beneficially own the 425,000 shares of Common Stock owned directly by Star Equity Fund.

Each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 425,000 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two years by the Participants, see Schedule I.

The shares of Common Stock purchased by Star Equity Fund were purchased with working capital which includes purchases effected through margin accounts maintained for Star Equity Fund with prime brokers, which extend margin credit as and when required to open or carry positions in their margin accounts, subject to applicable federal margin regulations, stock exchange rules and such firms’ credit policies. Positions in the Common Stock may be held in margin accounts and may be pledged as collateral security for the repayment of debit balances in such accounts. Since other securities may be held in such margin accounts, it may not be possible to determine the amounts, if any, of margin used to purchase the shares of Common Stock held by Star Equity Fund.

Mr. Eberwein and Lone Star Value Management, LLC (“LSVM”), an entity which was managed by Mr. Eberwein, are subject to an SEC administrative order dated February 24, 2020, (Exchange Act Release No. 5448) (the “Advisers Act Order”) relating to allegations, among other things, that LSVM failed to properly disclose certain specific transactions in advance and obtain client consent for these transactions prior to their completion and that LSVM failed to implement certain written policies and procedures. The Advisers Act Order alleged violations of Section 206(3) and 206(4) of the Investment Advisers Act of 1940 (“Advisers Act”) and Rule 206(4)-7 thereunder by Mr. Eberwein and LSVM. Without admitting or denying the findings, they consented to the Advisers Act Order and agreed to cease and desist from committing or causing any violations of the above-referenced Advisers Act provisions, for LSVM to be censured and to pay civil penalties of $25,000 for Mr. Eberwein and $100,000 for LSVM.

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Company, any parent or subsidiary of the Company, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Company, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company, or affiliated person of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company or the Company’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Company, the Company’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (x) during the last five years, no Star Equity Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Company other than the nominee agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant or any of his, her or its associates was a party to, or had a direct or indirect material interest in, any transaction or series of similar transactions since the beginning of the Company’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: the Company, an Officer of the Company, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Company, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Company; an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; or an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; (xii) during the past two completed fiscal years of the Company, no Participant has any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in (xi), including: (a) payments for property or services to or from any person specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22; (b) provision of legal services to any person specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22; (c) provision of investment banking services to any person specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22, other than as a participating underwriter in a syndicate; and (d) any consulting or other relationship that is substantially similar in nature and scope to the relationships listed in paragraphs (b)(9)(i) through (b)(9)(iii) of Item 22; (xiii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Company; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person; or (d) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; (xiv) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xv) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xvi) there are no material pending legal proceedings to which any Star Equity Nominee or any of his, her or its associates is a party adverse to the Company or, to the best of Star Equity’s knowledge after reasonable investigation, any affiliated person of the Company, nor does any Star Equity Nominee have a material interest in such proceedings that is adverse to the Company or, to the best of the Star Equity’s knowledge after reasonable investigation, any affiliated person of the Company; (xvii) no Participant or Immediate Family Member of a Participant, has, during the past five years, any director or indirect interest, the value of which exceeds $120,000, in an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; (xviii) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors of a company where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors; and (xix) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

21

OTHER MATTERS AND ADDITIONAL INFORMATION

We are unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which we are not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, InvestorCom, at the address set forth on the back cover of this Proxy Statement, or call toll free at (877) 972-0090 or collect at (203) 972-9300. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to our knowledge.

This Proxy Statement is dated ____________, 2023. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

22

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, in accordance with the rules established by the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the Company’s 2023 proxy statement pursuant to Rule 14a-8 of the Exchange Act, the Company must receive it not less than 120 calendar days before the anniversary of the date the Company’s proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by the Company on or before ___________, 2023 in order to be included in the Company’s proxy statement and proxy card for the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). All nominations and proposals must be in writing.

In accordance with the Bylaws, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113 not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder nomination or proposal intended to be considered at the 2024 Annual Meeting must be received by the Secretary of the Company on or after ____________, 2023, and prior to 5:00 p.m. Pacific Time on ____________, 2023.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2024 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

23

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

________________

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote to elect the Star Equity Nominees by marking, signing, dating and mailing the enclosed WHITE proxy card promptly.

Star Equity Fund, LP

_________________, 2023

24

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase / Sale

STAR EQUITY FUND, LP

Purchase of Common Stock	1,000	06/01/2021
Purchase of Common Stock	5,000	02/24/2022
Purchase of Common Stock	370	02/28/2022
Purchase of Common Stock	3,630	03/01/2022
Purchase of Common Stock	500	03/02/2022
Purchase of Common Stock	4,500	05/31/2022
Purchase of Common Stock	20,000	07/05/2022
Purchase of Common Stock	202	07/06/2022
Purchase of Common Stock	9,031	07/07/2022
Purchase of Common Stock	2,960	07/11/2022
Purchase of Common Stock	2,159	07/12/2022
Purchase of Common Stock	648	07/13/2022
Purchase of Common Stock	501	07/14/2022
Purchase of Common Stock	1,852	07/15/2022
Purchase of Common Stock	1,905	07/18/2022
Purchase of Common Stock	5,576	07/20/2022
Purchase of Common Stock	33,189	07/21/2022
Purchase of Common Stock	6,977	08/02/2022
Purchase of Common Stock	15,000	08/08/2022
Purchase of Common Stock	243	08/09/2022
Purchase of Common Stock	4,026	08/10/2022
Purchase of Common Stock	13,073	08/11/2022
Purchase of Common Stock	7,658	08/17/2022
Purchase of Common Stock	20,000	08/18/2022
Purchase of Common Stock	10,000	08/26/2022
Purchase of Common Stock	2,373	08/29/2022
Purchase of Common Stock	4,563	08/30/2022
Purchase of Common Stock	3,064	09/02/2022
Purchase of Common Stock	20,000	09/07/2022
Purchase of Common Stock	5,954	09/12/2022
Purchase of Common Stock	306	09/13/2022
Purchase of Common Stock	5,645	09/15/2022
Purchase of Common Stock	8,095	09/21/2022
Purchase of Common Stock	5,000	09/22/2022
Purchase of Common Stock	15,969	09/23/2022
Purchase of Common Stock	136	09/26/2022
Purchase of Common Stock	73	10/20/2022
Purchase of Common Stock	8,822	10/21/2022
Purchase of Common Stock	5,000	10/24/2022
Purchase of Common Stock	17,910	10/25/2022
Purchase of Common Stock	5,409	10/26/2022
Purchase of Common Stock	25,164	10/27/2022
Purchase of Common Stock	1,370	10/28/2022
Purchase of Common Stock	4,147	10/31/2022
Purchase of Common Stock	6,000	11/01/2022
Purchase of Common Stock	1	11/04/2022
Purchase of Common Stock	2,000	11/07/2022
Purchase of Common Stock	3,599	11/08/2022
Purchase of Common Stock	14,400	11/09/2022
Purchase of Common Stock	3,100	11/14/2022
Purchase of Common Stock	1,900	11/16/2022
Purchase of Common Stock	3,922	01/25/2023
Purchase of Common Stock	5,191	01/26/2023
Purchase of Common Stock	815	01/27/2023
Purchase of Common Stock	147	01/30/2023
Purchase of Common Stock	357	01/31/2023
Purchase of Common Stock	206	02/01/2023
Purchase of Common Stock	100	02/06/2023
Purchase of Common Stock	8,355	02/07/2023
Purchase of Common Stock	4,213	02/08/2023
Purchase of Common Stock	22,979	02/09/2023
Purchase of Common Stock	1,712	02/10/2023
Purchase of Common Stock	1,433	02/13/2023
Purchase of Common Stock	570	02/14/2023
Purchase of Common Stock	3,555	02/27/2023
Purchase of Common stock	1,638	03/02/2023
Purchase of Common stock	1,169	03/06/2023
Purchase of Common stock	74	03/07/2023
Purchase of Common stock	46	03/10/2023
Purchase of Common Stock	11,236	03/13/2023
Purchase of Common Stock	4,074	03/14/2023
Purchase of Common Stock	3,208	03/15/2023

I-1

SCHEDULE II

The following tables are reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on March 28, 2023.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of March 16, 2023, the number of shares of our common stock beneficially owned by each of our current directors and executive officers as a group, and certain beneficial owners, according to information furnished to us by such persons. Based on statements publicly filed with the SEC, as of March 16, 2023, we are aware of no person who beneficially owns more than 5% of our outstanding common stock except as disclosed below. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and, unless indicated otherwise, includes voting or investment power with respect to the securities. Unless otherwise indicated, the address of each individual listed below is c/o 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113.

Name of Beneficial Owner of Common Stock	Number of Shares	Percent of Class(1)
Independent Directors
Greg Burglin	2,250	*
Kimun Lee	700	*
Nicholas Petredis	0	*
Rodney Yee	0	*

Interested Director
Kevin Landis	681,945	9.9%

Executive Officers
Omar Billawala	113	*
Nichole Mileski	0	*

All executive officers and directors as a group (7 persons)	685,008	9.9%

Five Percent Holders
Star Equity Fund, LP(2)	425,000	6.17%

*	Less than 1% of class.
(1)	Based on 6,893,056 shares of common stock outstanding as of March 16, 2023.
(2)	Based on information supplied by Star Equity Fund, LP, Star Equity Fund GP, LLC, Star Investment Management, LLC, Star Equity Holdings, Inc., Jeffrey E. Eberwein and Star Value, LLC in a Schedule 13D/A filed with the SEC on March 16, 2023, Star Value, LLC, as the sole member of Star Equity Fund GP, LLC, Star Equity Fund GP, LLC as the general partner of Star Equity Fund, LP, and Mr. Eberwein, as the manager of Star Equity Fund GP, LLC and Star Investment Manager, LLC and Star Investment Manager, LLC as investment manager of Star Equity Fund, LP, may each be deemed to be beneficial owners with regard to the 425,000 shares held directly by Star Equity Fund, LP. Star Holdings, Inc. is also the sole member of Star Investment Manager, LLC and a limited partner of Star Equity Fund, LP. The address of Star Equity Fund, LP is 53 Forest Avenue, Suite 101, Old Greenwich, Connecticut 06870.

The following table sets forth as of March 16, 2023, the dollar range of our equity securities beneficially owned by each of our directors. We are part of a “family of investment companies,” as that term is defined in the 1940 Act.

Director	Dollar Range[1] of Our Equity Securities	Aggregate Dollar Range[1] of Equity Securities in All Registered Investment Companies[2] Overseen by Director in Fund Complex[3]
Independent Directors
Greg Burglin[3]	$1 - $10,000	$1 - $10,000
Kimun Lee[3]	$1 - $10,000	$1 - $10,000
Nicholas Petredis	None	None
Rodney Yee	None	None

Interested Director
Kevin Landis[3]	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000 or over $100,000.
(2)	The Company is incorporated in Maryland.
(3)	Each of Greg Burglin, Kimun Lee and Kevin Landis is a member of the board of trustees of Firsthand Funds, which operates Firsthand Alternative Energy Fund and Firsthand Technology Opportunities Fund. FCM serves as investment advisor for each of these funds.

II-1

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Star Equity your proxy FOR the election of the Star Equity Nominees and in accordance with Star Equity’s recommendations on the other proposal(s) on the agenda for the Annual Meeting by:

•	SIGNING, DATING AND MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your WHITE proxy card.

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you should be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form and returning it in the enclosed pre-paid return envelope.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address set forth below.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Star Equity’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 130

Darien, CT 06820

Stockholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 4, 2023

FIRSTHAND TECHNOLOGY VALUE FUND, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF STAR EQUITY FUND, LP AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF FIRSTHAND TECHNOLOGY VALUE FUND, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Jeffrey E. Eberwein and John Grau, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Firsthand Technology Value Fund, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2023 annual meeting of stockholders of the Company scheduled to be held virtually on ________, 2023, at ________, Pacific Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Star Equity Fund, LP (together with the other participants in its solicitation, “Star Equity”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE TWO (2) NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Star Equity Fund’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

[X] Please mark vote as in this example

STAR EQUITY STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. STAR EQUITY MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2. STAR EQUITY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

1.	Star Equity’s proposal to elect Hannah M. Bible and Robert G. Pearse as Class III directors of the Company to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Hannah M. Bible Robert G. Pearse	☐	☐	☐ ________________ ________________

Star Equity does not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Star Equity has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

2.	The Company’s proposal to ratify the appointment of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	A non-binding stockholder proposal to terminate the investment management agreement between Firsthand Technology Value Fund, Inc. and Firsthand Capital Management, Inc.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.